UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2006

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-15991	58-2189551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No)

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 251-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Item 8.01.	Other Events.

On December 13, 2006, the registrant, AirTran Holdings, Inc. (NYSE:AAI), announced via press release that it has made a proposal with respect to a business combination transaction with Midwest Air Group, Inc. (ASE:MEH), the parent company of Midwest Airlines, Inc. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of this press release may also be located on AirTran’s website at www.airtran.com.

On December 13, 2006, the Company held a conference call/webcast to discuss its proposal with respect to the acquisition of Midwest. A copy of the presentation utilized in such call and webcast is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of the presentation may also be located on AirTran’s website at www.airtran.com.

The Company’s press release references communications and correspondence between the Company and Midwest, copies of which are attached as Exhibits 99.3 through 99.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated December 13, 2006

99.2	Presentation from AirTran conference call/webcast on call on December 13, 2006

99.3	Letter (with enclosures) from Joseph B. Leonard to Timothy E. Hoeksema dated October 20, 2006

99.4	Letter from Joseph B. Leonard to Timothy E. Hoeksema dated October 23, 2006

99.5	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated October 25, 2006

99.6	Letter from Joseph B. Leonard to Timothy E. Hoeksema dated October 31, 2006

99.7	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated November 21, 2006

99.8	Letter from Joseph B. Leonard to Timothy E. Hoeksema dated November 22, 2006

99.9	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated November 27, 2006

99.10	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated December 6, 2006

99.11	Letter from Joseph B. Leonard to Timothy E. Hoeksema to dated December 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirTran Holdings, Inc.
(Registrant)

Date: December 13, 2006	/s/ Stanley J. Gadek
Stanley J. Gadek
Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index

99.1	Press Release dated December 13, 2006

99.2	Presentation from AirTran conference call/webcast on call on December 13, 2006

99.3	Letter (with enclosures) from Joseph B. Leonard to Timothy E. Hoeksema dated October 20, 2006

99.4	Letter from Joseph B. Leonard to Timothy E. Hoeksema dated October 23, 2006

99.5	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated October 25, 2006

99.6	Letter from Joseph B. Leonard to Timothy E. Hoeksema dated October 31, 2006

99.7	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated November 21, 2006

99.8	Letter from Joseph B. Leonard to Timothy E. Hoeksema dated November 22, 2006

99.9	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated November 27, 2006

99.10	Letter from Timothy E. Hoeksema to Joseph B. Leonard dated December 6, 2006

99.11	Letter from Joseph B. Leonard to Timothy E. Hoeksema to dated December 13, 2006

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